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                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

            This THIRD AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 23, 2004 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("COMPANY"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("COLLATERAL AGENT") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrowers, Lead Lenders and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

            NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

      1.1   AMENDMENT TO SUBSECTION 1.1.

            A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                  "THIRD AMENDMENT" means that certain Third Amendment to
            Debtor-In-Possession Credit Agreement dated as of December 23, 2004 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

                  "THIRD AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Third Amendment.

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Budget" and "Customer Program Approval Date" contained therein in their entirety and substituting therefor, respectively, the following:

                  "BUDGET" means (i) until the Third Amendment Effective Date, the most recently approved Budget delivered pursuant to this Agreement as in effect prior

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            to the Third Amendment Effective Date, (ii) on and after the Third
            Amendment Effective Date until the date on which Borrowers shall have delivered (and Agents and Requisite Lenders shall be satisfied in their sole discretion with) the documents required to be delivered under clause (a) of the second sentence of subsection 6.16, the weekly consolidated cash flow projections delivered pursuant to Section 3.1 of the Third Amendment (it being understood and agreed that the amount of all permitted disbursements and expenditures, and the maximum Revolving Loan usage and maximum Letter of Credit Usage, for the period commencing on January 15, 2005 and ending on the date on which Borrowers shall have delivered (and Agents and Requisite Lenders shall be satisfied in their sole discretion with) the documents required to be delivered under clause
            (a) of the second sentence of subsection 6.16, shall be deemed to equal zero) and that portion of the consolidated and consolidating cash flow projections attached hereto as Schedule 1.1B that shows monthly (and not weekly) anticipated cash receipts and disbursements for the period from the Closing Date through the Budget Period, and
            (iii) on and after the date on which the Borrowers shall have delivered (and Agents and Requisite Lenders shall be satisfied in their sole discretion with) the documents required to be delivered under clause (a) of the second sentence of subsection 6.16, Borrowers' business plan in the Chapter 11 Cases approved by Administrative Agent and Collateral Agent pursuant to the second sentence of subsection 6.16; provided that, after the date referred to in clause (iii) above, upon approval by Administrative Agent and Collateral Agent (or Requisite Lenders, as applicable) in accordance with subsection 6.1(xvi) of the projected financial statements and cash flow projections delivered pursuant to such subsection, the Budget shall be deemed supplemented and/or restated (and Schedule 1.1B shall be replaced) with respect to all periods covered by such approved projections. With respect to any date of determination, any reference in this Agreement to the "most recently approved Budget" or "most recently delivered Budget" shall be a reference to the projections referred to in clause (i), (ii) or (iii), as applicable, that constitute the "Budget" on such date of determination.

                  "CUSTOMER PROGRAM APPROVAL DATE" means the earliest date
            (which date, if it occurs, must be on or prior to January 14, 2005 or such later date as Requisite Lenders and each Lead Lender shall agree upon) that Requisite Lenders and each Lead Lender shall have notified Company in writing that they are satisfied, in their respective sole discretion, with the Customer Agreements executed by each Major Customer.

      1.2   AMENDMENT TO SUBSECTION 6.1.

            A. Subsection 6.1(ii) of the Credit Agreement is hereby amended by inserting immediately prior to each reference to "consolidating" contained therein the phrase "(with respect to each month commencing with the month ending December 31, 2004)".

            B. Subsection 6.1(v) of the Credit Agreement is hereby amended by deleting the reference to "Tuesday" contained therein and substituting therefor "Wednesday".

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            C. Subsection 6.1(xviii) of the Credit Agreement is hereby amended by deleting the reference to "January 15, 2005" contained therein and substituting therefor "January 31, 2005".

      1.3   AMENDMENT TO SUBSECTION 6.12.

            Subsection 6.12(i) of the Credit Agreement is hereby amended by deleting the reference to "Tuesday" in the second sentence of such subsection and substituting therefor "Wednesday".

      1.4   AMENDMENT TO SUBSECTION 6.16.

            Subsection 6.16 of the Credit Agreement is hereby amended by deleting the last sentence of such subsection in its entirety and substituting therefor the following:

            "Notwithstanding anything to the contrary in this Agreement or in any limited waiver to this Agreement executed prior to the Third Amendment Effective Date, (a) the documents described in subsection 4.2C (including Borrowers' business plan for the Chapter 11 Cases in form and substance satisfactory to each Agent in its sole discretion) shall be required to be delivered to Agents prior to 5:00 p.m. New York City time on January 26, 2005 (and any earlier date of required delivery for such documents shall not apply); (b) the required daily transfer of amounts on deposit in Borrowers' Cash Management System described in subsection 4.1J and subsection 6.11 shall not require such daily transfer from accounts with Standard Federal Bank N.A., Comerica Bank and Bank One, N.A. to the extent Borrowers' available funds on deposit with such banks do not exceed $1,000,000, $500,000 and $250,000, respectively; (c) the Control
            Agreements from LaSalle Bank, N.A. and Bank of America, N.A. and the exhibits to the Control Agreement with Bank One, N.A., in each case required to be delivered pursuant to subsection 6.16, shall be required to be delivered to Collateral Agent prior to 5:00 p.m. New York City time on January 26, 2005 (and any earlier date of required delivery for such Control Agreements shall not apply), provided, that Collateral Agent may extend such time for delivery in writing;
            (d) no Control Agreement shall be required from Comerica Bank so long as prior to March 31, 2005, (x) a bank reasonably acceptable to Collateral Agent replaces Comerica Bank in performing the cash management functions performed by Comerica Bank (as of the Third Amendment Effective Date) and (y) the cash management arrangements (and the Control Agreement) that would otherwise be required with respect to Comerica Bank (without giving effect to clause (d) of this sentence) shall be in full force and effect with respect to such replacement bank; (e) Borrowers shall not be required to deliver the Mortgage required under subsection 4.2H of the Credit Agreement for Lynchburg Foundry Company's property at 1605 W. Main, in Radford, Virginia unless and until Collateral Agent specifically requests such Mortgage in writing after the Third Amendment Effective Date, at which point Borrowers shall deliver such Mortgage within 30 days after Collateral Agent's request therefor; and (f) Borrowers shall deliver to Lead Lenders prior to 5:00 p.m. New York City time on January 14, 2005 a supplement

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            to the Covenant Addendum meeting the requirements set forth in subsection 6.1(xvii) of this Agreement with respect to all periods ending after December 31, 2004 (and any earlier date of required delivery of such supplement shall not apply), which supplement together with the Covenant Addendum delivered to Agents on or about November 5, 2004 shall constitute the Covenant Addendum for all purposes under the Loan Documents.".

      1.5   AMENDMENT TO SECTION 7.

            Section 7 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 7.17:

                  "7.17 ASSUMPTION OF MAJOR CUSTOMER CONTRACTS.

                        Borrowers shall not file with the Bankruptcy Court any
            motion or application to effect an assumption of any Customer Agreement unless (A)(i) such motion or application and all concurrently filed motions or applications for assumption of Customer Agreements apply to all or substantially all Customer Agreements with Major Customers, or (ii) after giving effect to all previously filed motions or applications to effect assumptions of Customer Agreements, such motion or application and all concurrently filed motions or applications for assumption of Customer Agreements apply to all or substantially all Customer Agreements with Major Customers, and (B) the hearing date for such motion or application is no earlier than January 10, 2005.".

      1.6   AMENDMENT TO SUBSECTION 10.6.

            Subsection 10.6 of the Credit Agreement is hereby amended by deleting the phrase "(A) to change the terms and conditions, pricing, amount, yield and structure of the revolving credit facility created hereunder" in its entirety from the third sentence contained in such subsection and substituting therefor the phrase "(A) [INTENTIONALLY OMITTED]".

SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

            In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

      2.1 CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

      2.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

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      2.3   NO CONFLICT. The execution and delivery by each Borrower of this
Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

      2.4 GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

      2.5 BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

      2.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      2.7 ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

      2.8 FINAL BORROWING ORDER. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective on the first date on or prior to December 30, 2004 (such date being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE") on which each of the following conditions shall have been satisfied:

      3.1 REVISED BUDGET. Agents shall have received revised weekly consolidated cash flow projections for the period commencing with the week including December 24, 2004 and ending with the week including January 14, 2005, setting forth on a line-item basis weekly anticipated cash receipts and disbursements during such period together with weekly projected

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utilization of Revolving Loans and Revolving Letters of Credit, such projections to be in form and substance satisfactory to Agents.

      3.2 AMENDMENT FEE. Borrowers shall have paid on the Third Amendment Effective Date, in immediately available funds to each Agent for its own account, a nonrefundable amendment fee equal to such Agent's Pro Rata Share (as of the Third Amendment Effective Date) of $125,000.

      3.3 PAYMENT OF EXPENSES. Borrowers shall have paid in full all outstanding statements for fees and expenses of each of Collateral Agent and Administrative Agent and their respective experts and counsel (including, but not limited to, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) to the extent submitted to Company prior to 12:00 Noon (New York City time) on December 30, 2004.

      3.4 BANKRUPTCY COURT APPROVAL. The Bankruptcy Court shall have approved this Amendment and the payment of the fees required hereunder pursuant to an order in form and substance satisfactory to Agents.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5. MISCELLANEOUS

      5.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            A. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

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      5.2   FEES AND EXPENSES. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

      5.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      5.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      5.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof, the effectiveness of which shall be governed by Section 3) shall become effective upon the first date on which: (i) Borrowers, Lenders and each Lead Lender shall have each executed a counterpart hereof, and (ii) Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.

                [Remainder of this page intentionally left blank]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

            BORROWERS:

                          INTERMET CORPORATION

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                              Name: Alan J. Miller
                              Title: Vice President

                          ALEXANDER CITY CASTING COMPANY, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          CAST-MATIC CORPORATION

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          COLUMBUS FOUNDRY, L.P.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President, SUDM, Inc., General Partner

                          DIVERSIFIED DIEMAKERS, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

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                          GANTON TECHNOLOGIES INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          INTERMET HOLDING COMPANY

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          INTERMET ILLINOIS, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          INTERMET INTERNATIONAL, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          INTERMET U.S. HOLDING, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          IRONTON IRON, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

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                          LYNCHBURG FOUNDRY COMPANY

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          NORTHERN CASTINGS CORPORATION

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          SUDBURY, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          SUDM, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          TOOL PRODUCTS, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

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                          WAGNER CASTINGS COMPANY

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

                          WAGNER HAVANA, INC.

                          By: /s/ Alan J. Miller
                              -------------------------------------------------
                          Name: Alan J. Miller
                          Title: Vice President

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AGENTS AND LENDERS:

                          THE BANK OF NOVA SCOTIA,
                          as Administrative Agent and as a Lead Lender and a Lender

                          By: /s/ Stephen C. Levi
                              -------------------------------------------------
                              Name: Stephen C. Levi
                              Title: Director

                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                          as Collateral Agent and as a Lead Lender and a Lender

                          By: /s/ Mark G. Funk
                              -------------------------------------------------
                              Name: Mark G. Funk
                              Title: Managing Director

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